                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     April 26, 2001
                                                   ----------------------------


                      INTERTRUST TECHNOLOGIES CORPORATION
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-27287              52-1672106
-------------------------------------------------------------------------------
(State or Other Jurisdiction of     (Commission    (IRS Employer Identification
       Incorporation)               File Number)               No.)



4750 Patrick Henry Drive, Santa Clara, California             95054
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code    (408) 855-0100
                                                    ---------------------------


                                     None.
-------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         In a press release dated April 26, 2001, InterTrust Technologies Corporation ("InterTrust") (Nasdaq:ITRU) announced that it filed a patent infringement complaint against Microsoft Corporation in the United States District Court for the Northern District of California. In the complaint, InterTrust alleged that Microsoft infringes InterTrust's United States Patent No. 6,185,683 and seeks an injunction in addition to monetary damages.

         The information which is set forth in InterTrust's Press Release dated April 26, 2001 is incorporated by reference.


ITEM 7.  EXHIBITS

(c)  EXHIBITS:

Exhibit
Number
-------
99.1           Text of Press Release dated April 26, 2001.

                                       2
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              InterTrust Technologies Corporation
                              -----------------------------------
                              (Registrant)

Date:  May 1, 2001            By:     /s/ David Ludvigson
                                  ----------------------------------
                                  David Ludvigson
                                  President

                                       3
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                      INTERTRUST TECHNOLOGIES CORPORATION

                                 EXHIBIT INDEX

Exhibit
Number
-------

99.1          Text of Press Release dated April 26, 2001.

                                       4